Exhibit 21.1

Subsidiaries of the Company
(as of November 30, 2024)

Name of Subsidiary	Jurisdiction of Organization
ABC Consulting S.A.	Argentina
Beijing Jumeng Technology Development Ltd.	China
Bin Call Services Joint Stock Company	Turkey
C Automobile Services France	France
CCS France	France
Chongqing Jumeng Technologies Development Ltd.	China
CNX Services Jamaica Limited	Jamaica
CNXC Services Curaçao B.V.	Curacao
Concentrix (Canada) Limited	Ontario
Concentrix (Suzhou) Data Services Co. Ltd.	China
Concentrix (Suzhou) Information Consulting Co., Ltd.	China
Concentrix Afrique	Morocco
Concentrix Agadir	Morocco
Concentrix Austria GmbH	Austria
Concentrix Beteiligungen GmbH	Germany
Concentrix BPO Consulting Peru S.A.C.	Peru
Concentrix Brasil Terceirizacao de Processos, Servicos Administrativos e Tecnologia Empresarial Ltda	Brazil
Concentrix Business Services UK Limited	United Kingdom
Concentrix Caen France	France
Concentrix Catalyst Canada, Inc.	British Columbia
Concentrix Catalyst Co., Ltd	Japan
Concentrix Catalyst France	France
Concentrix Catalyst FZCO	United Arab Emirates
Concentrix Catalyst Holdings Pty. Ltd.	Australia
Concentrix Catalyst LTD	United Kingdom
Concentrix Catalyst MX Holdings LLC	Delaware
Concentrix Catalyst Pty. Ltd.	Australia
Concentrix Catalyst Technologies Private Limited	India
Concentrix Catalyst Technology Mexico, S.A. de C.V.	Mexico
Concentrix Catalyst USA Holdings, LLC	Nevada
Concentrix Conseil France	France
Concentrix Contact Center	Morocco
Concentrix Corporation	Delaware
Concentrix Costa Rica, S.A.	Costa Rica
Concentrix CRM Colombia S.A.S	Colombia
Concentrix CRM Services Germany GmbH	Germany
Concentrix CRM Services UK Limited	United Kingdom
Concentrix Customer Services Joint Stock Company	Turkey
Concentrix CVG (Mauritius) Ltd	Mauritius
Concentrix CVG Brite Voice Systems, LLC	Kansas
Concentrix CVG CMG Canada ULC	Nova Scotia
Concentrix CVG CMG Insurance Services LLC	Ohio

Concentrix CVG CMG UK Limited	United Kingdom
Concentrix CVG Contact Tunisie S.A.R.L.	Tunisia
Concentrix CVG Corporation	Delaware
Concentrix CVG Customer Management Australia Pty. Ltd.	Australia
Concentrix CVG Customer Management Colombia S.A.S.	Colombia
Concentrix CVG Customer Management Delaware LLC	Delaware
Concentrix CVG Customer Management Group Canada Holding Inc.	Delaware
Concentrix CVG Customer Management Group Inc.	Ohio
Concentrix CVG Customer Management Group Inc. Costa Rica Branch	Costa Rica
Concentrix CVG Customer Management International Inc.	Ohio
Concentrix CVG Delaware Inc.	Delaware
Concentrix CVG Delaware International Inc.	Delaware
Concentrix CVG Delaware International Inc. French Branch	France
Concentrix CVG Egypt Limited Liability Company	Egypt
Concentrix CVG France S.A.R.L.	France
Concentrix CVG Funding Inc.	Kentucky
Concentrix CVG Global Services El Salvador, S.A. de C.V.	El Salvador
Concentrix CVG Global Services Honduras, S.A.	Honduras
Concentrix CVG Global Services Hong Kong Limited	Hong Kong
Concentrix CVG Government Solutions LLC	Ohio
Concentrix CVG Group Limited	United Kingdom
Concentrix CVG Holding LLC	Delaware
Concentrix CVG Intelligent Contact Limited	United Kingdom
Concentrix CVG International Holding B.V. (Branch)	Dominican Republic
Concentrix CVG International Nordic AB	Sweden
Concentrix CVG International sp. z o.o.	Poland
Concentrix CVG Ireland Contact Services Limited	Ireland
Concentrix CVG Ireland Limited	Ireland
Concentrix CVG Italy S.R.L.	Italy
Concentrix CVG LLC	Texas
Concentrix CVG Malaysia (Philippines) SDN. BHD.	Malaysia
Concentrix CVG Malaysia (Philippines) SDN. BHD. Philippine Branch	Philippines
Concentrix CVG Malaysia SDN. BHD.	Malaysia
Concentrix CVG Philippines, Inc.	Philippines
Concentrix CVG Services Denmark ApS	Denmark
Concentrix CVG Services Singapore Pte. Ltd.	Singapore
Concentrix CVG Services Singapore Pte. Ltd. ROHQ	Philippines
Concentrix CVG Servicios Informáticos, S.L.	Spain
Concentrix CVG Singapore Holdings Pte. Ltd.	Singapore
Concentrix CVG Singapore Holdings Pte. Ltd. ROHQ	Philippines
Concentrix CVG South Africa (Pty) Ltd	South Africa
Concentrix CVG Tunisie BPO S.A.R.L.	Tunisia
Concentrix CX (Thailand) Co., Ltd.	Thailand
Concentrix CX Australia Pty. Ltd.	Australia
Concentrix CX France	France

Concentrix CX Technologies Ltd	Ghana
Concentrix CX UK Limited	United Kingdom
Concentrix CyberProtect US, Inc.	Delaware
Concentrix Czech Republic, s.r.o.	Czech Republic
Concentrix d.o.o. Beograd	Serbia
Concentrix Daksh Services India Private Limited	India
Concentrix Daksh Services Philippines Corporation	Philippines
Concentrix Denmark A/S	Denmark
Concentrix Digital Services Limited	United Kingdom
Concentrix Duisburg GmbH	Germany
Concentrix Düsseldorf GmbH	Germany
Concentrix Estonia Oü	Estonia
Concentrix Europe Limited	United Kingdom
Concentrix Fes	Morocco
Concentrix Finland OY	Finland
Concentrix Fontenay Le Comte France	France
Concentrix Frankfurt a. M. GmbH	Germany
Concentrix Free Trade Zone, S.A.	Costa Rica
Concentrix Germany GmbH	Germany
Concentrix Global Services GmbH	Germany
Concentrix Global Services Inc.	Delaware
Concentrix Global Services Inc. Philippine Branch	Philippines
Concentrix Gray France	France
Concentrix GRC	Morocco
Concentrix Greece Single Member Limited Liability Company	Greece
Concentrix Halle GmbH	Germany
Concentrix Health Management Services, Inc.	Philippines
Concentrix Healthcare Services LLC	Delaware
Concentrix Healthcare Services LLC Philippine Branch	Philippines
Concentrix HK Limited	Hong Kong
Concentrix Holding Germany GmbH	Germany
Concentrix Human Resource Consultancy and Support Services Joint Stock Company	Turkey
Concentrix India Private Limited	India
Concentrix International Colombia S.A.S	Colombia
Concentrix International Europe B.V.	Netherlands
Concentrix International GmbH	Germany
Concentrix Investment Holdings Singapore 3 Pte.Ltd.	Singapore
Concentrix Investments Europe B.V.	Netherlands
Concentrix Israel Ltd	Israel
Concentrix IT Services Sweden AB	Sweden
Concentrix KYC Services	France
Concentrix Legal Services Co., Ltd (Branch- Hochiminh City)	Vietnam
Concentrix Legal Services Co., Ltd.	Vietnam
Concentrix Leipzig GmbH	Germany
Concentrix Lisboa, Unipessoal LDA	Portugal

CONCENTRIX LOGBOX USA INC.	New York
Concentrix Madagascar	Madagascar
Concentrix Malaysia Sdn. Bhd.	Malaysia
Concentrix Management Holding GmbH & Co. KG	Germany
Concentrix Management Service (UK) LTD	United Kingdom
Concentrix Maroc	Morocco
Concentrix Marrakech	Morocco
Concentrix Medica Customer Expérience France	France
Concentrix Medica UK LTD	United Kingdom
Concentrix Meknes	Morocco
Concentrix Mexico, S. de R.L. de C.V.	Mexico
Concentrix Montcau France	France
Concentrix Multimedia	Morocco
Concentrix Münster GmbH	Germany
Concentrix Nederland B.V.	Netherlands
Concentrix Netherlands Customer Contact Performance Group B.V.	Netherlands
Concentrix Netherlands Holding B.V.	Netherlands
Concentrix Nicaragua S.A.	Nicaragua
Concentrix Norte, Unipessoal LDA	Portugal
Concentrix Norway AS	Norway
Concentrix Norway Consulting AS	Norway
Concentrix O2C Holding	France
Concentrix Oeiras, Unipessoal Lda	Portugal
Concentrix Osnabrück GmbH	Germany
Concentrix Payment Services Benelux	Belgium
Concentrix Payment Services Deutschland GmbH	Germany
Concentrix Payment Services Espana S.A.U	Spain
Concentrix Payment Services Espana S.A.U. Sucrsal Em Portugal	Portugal
Concentrix Payment Services France SAS	France
Concentrix Payment Services France SAS (Italy Branch)	Italy
Concentrix Payment Services Italia S.R.L.	Italy
Concentrix Payment Services Technology France	France
Concentrix Payment Services UK Limited	United Kingdom
Concentrix Prestations France	France
Concentrix Receivables, Inc.	Delaware
Concentrix Rechenzentrum GmbH	Germany
Concentrix Romania S.R.L.	Romania
Concentrix S.A.S. France	France
Concentrix Schweiz AG (English: Concentrix Switzerland AG)	Switzerland
Concentrix Schwerin GmbH	Germany
Concentrix Services	Morocco
Concentrix Services (Dalian) Co., Ltd.	China
Concentrix Services (Dalian) Co., Ltd. Shanghai Branch	China
Concentrix Services (Georgia) LLC	Georgia
Concentrix Services (Germany) GmbH	Germany

Concentrix Services (Ireland) Limited	Ireland
Concentrix Services (Netherlands) B.V.	Netherlands
Concentrix Services (New Zealand) Limited	New Zealand
Concentrix Services (Saudi Arabia) Corporation LLC	Saudi Arabia
Concentrix Services (Thailand) Co., Ltd.	Thailand
Concentrix Services (Uruguay) S.A.	Uruguay
Concentrix Services Albania Shpk	Albania
Concentrix Services B.V.	Netherlands
Concentrix Services B.V. Philippine Branch	Philippines
Concentrix Services Bulgaria EOOD	Bulgaria
Concentrix Services Ghana LTD	Ghana
Concentrix Services GmbH	Germany
Concentrix Services Greece S.M.S.A.	Greece
Concentrix Services Hungary Kft.	Hungary
Concentrix Services India Private Limited	India
Concentrix Services Korea Limited	Korea, Republic Of
Concentrix Services LLC	Croatia
Concentrix Services Mexico, S.A. de C.V.	Mexico
Concentrix Services Philippines, Inc.	Philippines
Concentrix Services Portugal, Sociedade Unipessoal, LDA	Portugal
Concentrix Services Pty Ltd ROHQ	Philippines
Concentrix Services Pty. Ltd.	Australia
Concentrix Services Slovakia s.r.o.	Slovakia
Concentrix Services UK Limited	United Kingdom
Concentrix Services US, Inc.	Delaware
Concentrix Servicios Colombia S.A.S	Colombia
Concentrix SFIA France	France
Concentrix Slovakia s.r.o.	Slovakia
Concentrix Software Technologies (HK) Limited	Hong Kong
Concentrix Solutions Corporation	New York
Concentrix South Africa (Pty) Ltd	South Africa
Concentrix Spain Business Process Outsourcing, S.L.	Spain
Concentrix Spain Holding, S.L.	Spain
Concentrix SREV Bulgaria EOOD	Bulgaria
Concentrix SREV Delaware, Inc.	Delaware
Concentrix SREV Europe Limited	Ireland
Concentrix SREV Europe UK Limited	United Kingdom
Concentrix SREV Japan G.K.	Japan
Concentrix SREV Malaysia SDN. BHD.	Malaysia
Concentrix SREV Philippines, Inc.	Philippines
Concentrix SREV Singapore Pte. Ltd.	Singapore
Concentrix SREV, Inc.	Delaware
Concentrix Succursale Maroc	Morocco
Concentrix Succurslae CI (Ivory Coast Branch)	Cote D'Ivoire
Concentrix Sun Portugal Lda	Portugal

Concentrix Sweden AB	Sweden
Concentrix Technologies (India) Private Limited	India
Concentrix Technologies Services (Canada) ULC	Nova Scotia
Concentrix Technopolis	Morocco
Concentrix TSC UK LTD	United Kingdom
Concentrix UK Holdings LTD	United Kingdom
Concentrix UK Trading LTD	United Kingdom
Concentrix University France	France
Concentrix University Maroc	Morocco
Concentrix US Holdings, Inc.	Delaware
Concentrix Verwaltungs GmbH	Austria
Concentrix VN Technologies Services Company Limited	Vietnam
Concentrix Wuppertal GmbH	Germany
Convergys Customer Management International Inc. - Regional Operating Headquarters	Philippines
Convergys Holdings (GB) Limited	United Kingdom
Convergys Holdings (UK) Limited	United Kingdom
Convergys India Services Private Limited	India
Convergys International Inc.	Delaware
Customer Contact Management Group B.V.	Netherlands
Dalian Jumeng Information Services Ltd.	China
Dalian Jumeng Technologies Development Ltd.	China
Dalian Jumeng Technologies Development Ltd. Jinzhou Branch	China
Direct Medica Iberica S.L.	Spain
DMHP Direct Medica Portugal, Lda	Portugal
Encore Receivable Management, Inc. (Philippines Branch)	Philippines
Encore Receivable Management, Inc (Costa Rica Branch)	Costa Rica
Encore Receivable Management, Inc.	Kansas
Encore Receivable Management, Inc. Sucursal Colombia	Colombia
eTelecare Philippines, Inc.	Philippines
Experts Colombia SAS	Colombia
EXQ Service LLC	Kosovo
Foshan Jumeng Information Technology Service Co., Ltd.	China
Getcom International SA de CV	El Salvador
Go Beyond Services LTD	United Kingdom
Gobeyond Partners Asia Limited	Hong Kong
Grupo Services SA	Brazil
Guiyang Jumeng Technology Development Ltd.	China
Intervoice Acquisition Subsidiary, Inc.	Nevada
Intervoice GmbH	Germany
Intervoice GP, Inc.	Nevada
Intervoice Limited	United Kingdom
Intervoice Limited Partnership	Nevada
Intervoice LP, Inc.	Nevada
Inversiones Xperts Guatemala SA	Guatemala
IQ-to-Link GmbH (Kosovo Branch)	Kosovo

Japan Concentrix KK	Japan
Kayni.com S.A.C.	Peru
KeepAppy Limited	Ireland
Les Services Webhelp Inc.	Quebec
Marnix French ParentCo S.A.S.	France
Marnix French TopCo S.A.S.	France
Marnix Lux S.A.	Luxembourg
Marnix S.A.S.	France
Netino Madagascar	Madagascar
Netino S.A.S.	France
Onelink Guatemala SA	Guatemala
Onelink Mexico S.A. de C.V.	Mexico
Onelink Nicaragua SA	Nicaragua
Onelink SA de CV	El Salvador
Onelink SAS	Colombia
Onelink Servicios S.A. de C.V.	Mexico
Onelink Solutions Guatemala SA	Guatemala
OSYRIS S.à r.l.	Luxembourg
Patientys S.A.S.	France
Pitech Plus SA	Romania
PT Concentrix Services Indonesia	Indonesia
PT Convergys Customer Management Indonesia	Indonesia
PT. Concentrix Services Indonesia, Yogyakarta	Indonesia
RH-T SA de CV	El Salvador
Righthead GmbH	Germany
SCGS (Malaysia) SDN. BHD.	Malaysia
Sellbytel Group (Branch)	South Africa
Sellbytel Group Tunisie S.à r.l	Tunisia
Sellbytel Marketing Services India Private Limited	India
Services Assessoria Digital Ltda	Brazil
Services Tech Experience Inovaçao e technologia em relacionamento Ltda	Brazil
ServiceSource Europe Ltd. (UK Branch)	United Kingdom
ServiceSource International Hong Kong Limited	Hong Kong
SGS Holdings, Inc.	Delaware
Shenzhen Shunrong Telecommunication Technologies Ltd	China
Sichuan 86Bridge Information Technology Ltd.	China
Solvencia S.A.S.	France
Stacelet Holding B.V.	Netherlands
Stream Florida Inc.	Delaware
Stream Global Services, Inc.	Delaware
Stream Holdings Corporation	Delaware
Suzhou Ke Wei Xun Information Services Co., Ltd.	China
Teknofix Telecomunication and Information Services Joint Stock Company	Turkey
Telecats B.V.	Netherlands
Telenamic N.V.	Suriname

Tetel SA de CV	El Salvador
The Global Email Trustee Limited	United Kingdom
Transactel Honduras S.A. de C.V.	Honduras
UAB Webhelp LT	Lithuania
Velami Holdings Corporation	Philippines
Vietnam Concentrix Services Company Limited	Vietnam
Webhelp (Thailand) Co., Ltd.	Thailand
Webhelp Albania Shpk	Albania
Webhelp Algérie SPA	Algeria
Webhelp Americas LLC	Delaware
Webhelp Arabia Telecommunication Company LLC	Saudi Arabia
Webhelp Australia Pty. Ltd.	Australia
Webhelp Benin	Benin
Webhelp BH d.o.o. Sarajevo	Bosnia-Herzegovina
Webhelp Brasil Participaçoes LTDA	Brazil
Webhelp Bulgaria EOOD	Bulgaria
Webhelp California Inc.	California
Webhelp Colombia SAS	Colombia
Webhelp Company Severna	Republic of North Macedonia
Webhelp Compiègne S.A.S.	France
Webhelp Côte d'Ivoire	Cote D'Ivoire
Webhelp Egypt LLC	Egypt
Webhelp Enterprise Sales Solutions Italy S.r.l.	Italy
Webhelp Holding Germany GmbH (Slovenia Branch)	Slovenia
Webhelp Japan KK	Japan
Webhelp Kosovo L.L.C.	Kosovo
Webhelp L.L.C. (Jordan)	Jordan
Webhelp Latvia SIA	Latvia
Webhelp Malaga S.L.U.	Spain
Webhelp Medica S.A.S.	France
Webhelp Mexico, S. de R.L. de C.V.	Mexico
Webhelp New Generation Lisbon Unipessoal Lda	Portugal
Webhelp Peru S.A.C.	Peru
Webhelp Philippines, Inc.	Philippines
Webhelp Poland Sp. z o.o.	Poland
Webhelp Romania SRL	Romania
Webhelp SAS, Sucursal em Portugal	Portugal
Webhelp SAS, Sucursal en Espana	Spain
Webhelp Sénégal SASU	Senegal
Webhelp SFIA, Sucursal em Portugal	Portugal
Webhelp SIA	Latvia
Webhelp Succursale Sénégal	Senegal
Webhelp Sun Holding GmbH	Germany
Webhelp US LLC	Delaware
Webhelp USA Group Inc	Delaware

Webhelp USA LLC	Delaware
Webhelp Vitré S.A.S.	France
WGE S.A.S.	France
WH Abidjan LeWorkshop	Cote D'Ivoire
WowHoldCo S.A.S.	France
WTG S.A.S.	France
Xi'an Jumeng Technologies Development Ltd	China
Xperts Nicaragua SA	Nicaragua